Exhibit 2(a)





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                     AGREEMENT AND PLAN OF MERGER



                     Dated as of February 6, 1995,



                                 Among



                  CABLEVISION INDUSTRIES CORPORATION,


                              ALAN GERRY,


                           TIME WARNER INC.


                                  And


                       TW CVI ACQUISITION CORP.











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





                         AGREEMENT AND PLAN OF MERGER dated as of
                    February 6, 1995, among CABLEVISION
                    INDUSTRIES CORPORATION, a Delaware corpora-tion (the "Company"), ALAN GERRY, an individual residing at Loomis Road, Liberty, New York (the "Principal Stockholder"), TIME WARNER INC., a Delaware corporation ("Parent") and TW CVI ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub").


               WHEREAS the respective Boards of Directors of the Company, Parent and Sub have approved the merger of Sub with and into the Company, upon the terms and subject to the conditions set forth in this Agreement (the "Company Merger"), whereby each issued and outstanding share of Common Stock, par value $0.01 per share, of the Company not owned directly or indirectly by the Company or any subsidiary of the Company (the "Company Common Stock"), will be converted into the right to receive the Merger Consideration;

               WHEREAS concurrently with the execution and delivery hereof, each of Cablevision Properties, Inc., a Delaware corporation ("CPI") and Cablevision Management Corporation of Philadelphia, a Delaware corporation ("CMP") is entering into a Merger Agreement with the Principal Stockholder and Parent, pursuant to which upon the terms and subject to the conditions set forth therein, CPI Acquisition Sub will be merged into CPI and CMP Acquisition Sub will be merged into CMP and the Principal Stockholder will receive for each share of common stock of CPI or CMP, as applicable, the Merger Consideration (as defined in the relevant Merger Agreement); and

               WHEREAS concurrently with the execution and delivery hereof, the Principal Stockholder, certain subsidiaries of the Principal Stockholder that are Purchase Gerry Companies and Direct Holders and Parent are entering into a Purchase Agreement dated as of February 6, 1995, pursuant to which upon the terms and subject to the conditions set forth therein, the Principal Stockholder has agreed to sell and Parent has agreed to purchase all of the equity interests in, or the assets of and assume the related liabilities of, each of the Purchase Gerry Companies;

               WHEREAS concurrently with the execution and delivery hereof, the Company, the Direct Holders, the Gerry Companies, the Principal Stockholder, Parent and Sub are entering into the Supplemental Agreement dated as of February 6, 1995, pursuant to which the Company, the Direct Holders, the Gerry Companies, the Principal Stockholder, Parent and Sub are making certain representations, warranties, covenants and agreements in connection with the Merger, the Purchase and the other Transactions and also are prescribing various conditions to the Merger, the Purchase and the other Transactions; and

               WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code;


               NOW, THEREFORE, in consideration of the represen-tations, warranties, covenants and agreements of the parties hereto contained in the Acquisition Documents, the parties agree as follows:


                               ARTICLE I

                    Definitions and Interpretation

               Capitalized terms used herein and not defined herein have the meanings given such terms in Annex A to the Supplemental Agreement, and the rules of interpretation set forth in such Annex A are applicable hereto.


                              ARTICLE II

                              The Merger

               SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time. Following the Merger, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL.

               SECTION 2.02. Effective Time. At the time of the Closing, or as soon as practicable thereafter, the Surviving Corporation shall file a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the Effective Time.

               SECTION 2.03.  Effects of the Merger.  The Merger
     shall have the effects set forth in Section 259 of the DGCL.


                              ARTICLE III

                       The Surviving Corporation

               SECTION 3.01. Certificate of Incorporation and By-laws. (a) The certificate of incorporation of Sub as in effect immediately prior to the Effective Time shall become the certificate of incorporation of the Surviving Corporation at the Effective Time (except that such certificate of incorporation may be amended at the Effective Time to change the name of the Surviving Corporation), until thereafter changed or amended as provided therein or by applicable law.

               (b) The By-laws of Sub as in effect immediately prior to the Effective Time shall become the By-laws of the Surviving Corporation at the Effective Time, until thereafter changed or amended as provided therein or by applicable law.

               SECTION 3.02. Directors. The directors of Sub immediately prior to the Effective Time shall become the directors of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

               SECTION 3.03. Officers. The officers of Sub immediately prior to the Effective Time shall become the officers of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                              ARTICLE IV

           Effect of the Merger on the Capital Stock of the
            Constituent Corporations; Merger Consideration;
                       Exchange of Certificates

               SECTION 4.01.  Effect on Capital Stock.  As of the
     Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company
     Common Stock or any shares of capital stock of Sub:

               (a) Capital Stock of Sub. Each share of the capital stock of Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation.

               (b) Cancellation of Treasury Stock. Each share of Common Stock, par value $0.01 per share, of the Company owned directly or indirectly by the Company or any subsidiary of the Company immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

               (c) Conversion of Company Common Stock. Subject to Sections 4.01(d) and 4.06, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive (i) a number of fully paid and nonassessable shares of Parent Common Stock equal to the Parent Common Share Number divided by the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time (the "Company Common Share Number"), (ii) a number of fully paid and non-assessable shares of Parent Series E Preferred Stock equal to 3,250,000 divided by the Company Common Share Number and
     (iii) a number of fully paid and nonassessable shares of Parent Series F Preferred Stock equal to the Series F Share Number divided by the Company Common Share Number. The term "Merger Consideration" shall refer to the securities issuable pursuant to clauses (i), (ii) and (iii) of the immediately preceding sentence, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof; and the amount of any such assets or securities that are payable per share of Company Common Stock as part of the Merger Consideration shall be determined on the basis of the amount of any such assets or property that would have been payable per share of Parent Series E Stock, Parent Series F

     Stock or Parent Common Stock, as applicable, had such securities been outstanding at the relevant record and payment dates for the distribution of such assets or securities. As of the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and, subject to Section 4.01(d), each holder of a certificate representing any such share of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. The "Parent Common Share Number" shall equal 457,075, as such number shall be further adjusted pursuant to
     Section 4.02(b), after first giving effect to any adjustments to the Parent Common Share Number and Common Valuation Number required by transactions covered by
     Section 4.06(b). The "Series F Share Number" shall equal 3,250,000, as such number shall be adjusted pursuant to
     Section 4.02.

               (d) Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time held by a Stockholder (if any) who is entitled to demand, and who properly demands, appraisal for such shares in accordance with Section 262 of the DGCL ("Dissenting Shares") shall not be converted into a right to receive the Merger Consideration unless such Stockholder fails to perfect or otherwise loses such Stockholder's right to appraisal, if any. If, after the Effective Time, such Stockholder fails to perfect or loses any such right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration pursuant to paragraph (c) of this Section
     4.01. The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of shares of Company Common Stock, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands; provided, however, the Company (and, after the Effective Time, the Stockholders' Representative) shall have the right to direct all negotiations and proceedings with respect to such demands, both prior to and after the Effective Time, including the right to make all decisions relating to payments with respect to, settlements or offers to settle any such demands. After the Effective Time, Parent shall not, except with the prior written consent of the Stockholders' Representative, make any payment with respect to, or settle or offer to settle, any such demands.

               SECTION 4.02. Adjustment to Series F Share Number and Parent Common Share Number. (a) The Series F Share Number shall be adjusted in accordance with this
     Section 4.02 if the Adjustment Amount exceeds $1,616,025,200 (as adjusted pursuant to Section 4.06(c), the "Threshold") or the Threshold exceeds the Adjustment Amount.

                    (i)  In the event that the Adjustment Amount
          exceeds the Threshold, the Series F Share Number shall equal 3,250,000 less an amount equal to (A) the lesser of such excess and $75,000,000, divided by (B) the Series F Valuation Number (the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

                    (ii) In the event that the Threshold exceeds the Adjustment Amount, the Series F Share Number shall equal 3,250,000 plus an amount equal to (A) the lesser of such excess and $75,000,000, divided by (B) the Series F Valuation Number (the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

               (b)  The Parent Common Share Number shall be
     adjusted or the Series F Share Number shall be further adjusted, in either case in accordance with this
     Section 4.02(b), if the Adjustment Amount exceeds the Threshold by more than $75,000,000 or the Threshold exceeds the Adjustment Amount by more than $75,000,000.

                    (i)  In the event that the Adjustment Amount
          exceeds the Threshold by more than $75,000,000, (A) the Series F Share Number determined pursuant to
          Section 4.02(a) shall be reduced by an amount equal to
          (I) the amount by which the Adjustment Amount exceeds the sum of (x) the Threshold and (y) $75,000,000 (the "Negative Second Level Adjustment") (or any portion thereof selected by Parent), divided by (II) the Series F Valuation Number and (B) the Parent Common Share Number shall equal 457,075 less an amount equal to
          (I) the Negative Second Level Adjustment (or any portion thereof selected by Parent, but without duplication of the portion thereof, if any, adjusted for in the immediately preceding clause (A)), divided by (II) the Common Valuation Number (in either case, the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

                    (ii) In the event that the Threshold exceeds the Adjustment Amount by more than $75,000,000, (A) the Series F Share Number determined pursuant to
          Section 4.02(a) shall be increased by an amount equal to (I) the amount by which the Threshold exceeds the sum of (x) the Adjustment Amount and (y) $75,000,000 (the "Positive Second Level Adjustment") (or any portion thereof selected by Parent), divided by
          (II) the Series F Valuation Number and (B) the Parent Common Share Number shall equal 457,075, plus an amount equal to (I) the Positive Second Level Adjustment (or any portion thereof selected by Parent, but without duplication of the portion thereof, if any, adjusted for in the immediately preceding clause (A)), divided by (II) the Common Valuation Number (in either case, the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

               (c) The "Adjustment Amount" shall be an amount equal to, without duplication, (A) the aggregate amount of Closing Indebtedness and Other Liabilities of the Company, plus (B) the amount of the Working Capital Deficit of the Company, if any, or minus (C) the amount of the Working Capital Balance of the Company, if any, plus (D) the amount of the Allocable Capital Expenditure Deficiency of the Company, if any, or minus (E) the amount of the Allocable Capital Expenditure Excess of the Company, if any, plus
     (F) the aggregate amount of Severance and Incentive Liabilities of the Company.

               SECTION 4.03.  Estimated Adjustment Amount;
     Initial Calculation of Merger Consideration. Not later than five business days prior to the Closing, the Company shall deliver to Parent an estimate of the Adjustment Amount (the "Estimated Adjustment Amount") of the Company, including therewith estimated Closing Indebtedness and Other Liabilities ("Estimated Closing Indebtedness and Other Liabilities") of the Company, estimated Working Capital Deficit or estimated Working Capital Balance ("Estimated Working Capital Deficit or Balance") of the Company, estimated Capital Expenditure Deficiency of the Company or estimated Capital Expenditure Excess of the Company (the "Estimated Capital Expenditure Deficiency or Excess") and estimated Severance and Incentive Liabilities ("Estimated Severance and Incentive Liabilities") of the Company, and the Series F Share Number shall be calculated pursuant to
     Section 4.02 as if the Estimated Adjustment Amount were the Adjustment Amount (the "Estimated Series F Share Number") and the Parent Common Share Number shall be calculated pursuant to Section 4.02 as if the Estimated Adjustment Amount were the Adjustment Amount (the "Estimated Parent Common Share Number"). As of the Closing, the aggregate Merger Consideration in respect of all shares of Company Common Stock shall be deemed to comprise (i) a number of shares of Parent Common Stock equal to the Estimated Parent Common Share Number, (ii) 3,250,000 shares of Parent
     Series E Preferred Stock and (iii) a number of shares of Parent Series F Preferred Stock equal to the Estimated Series F Share Number, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof; and each share of Company Common Stock shall be deemed to be converted into (x) a number of shares of Parent Common Stock equal to the Estimated Parent Common Share Number divided by the Company Common Share Number,
     (y) 3,250,000 shares of Parent Series E Preferred Stock divided by the Company Common Share Number and (z) a number of shares of Parent Series F Preferred Stock equal to the Estimated Series F Share Number divided by the Company Common Share Number, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof. After the Closing, the Merger Consideration (as determined pursuant to this Section 4.03) shall be subject to adjustment in accordance with Sections 4.05 and 4.06.

               SECTION 4.04. Exchange of Certificates; Delivery of Parent Stock; Escrow Arrangements. (a) At the Closing, Parent shall issue and deliver to the Stockholders' Representative, upon surrender of each certificate (a "Certificate") that immediately prior to the Effective Time represents outstanding shares of Company Common Stock, the portion of the Merger Consideration (as determined pursuant to Section 4.03) that is issuable in respect of the shares of Company Common Stock represented by such Certificate. Each Certificate so surrendered pursuant to the preceding sentence shall forthwith be canceled. Delivery of Certificates for cancellation shall be made by the Stockholders' Representative on behalf of the Stockholders; and delivery of the Merger Consideration in respect of all shares of Company Common Stock outstanding immediately prior to the Effective Time shall be delivered to the Stockholders' Representative for the benefit of the Stockholders (and the Merger Consideration so delivered shall be deemed to have been delivered to the Stockholders). For purposes of this Section 4.04, the Escrowed Shares deposited into escrow pursuant to Section 4.04(h) hereof and held in escrow pursuant to the terms of the Escrow Agreement shall be deemed to have been delivered to the Stockholders' Representative.

               (b) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, the Merger Consideration issuable in respect of such shares may be issued to a Person other than the Person in whose name any Certificate so surrendered is registered, provided that such Certificate is properly endorsed or otherwise in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of such Merger Consideration to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 4.04, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the portion of the Merger Consideration that is issuable in respect of each share of Company Common Stock that was represented by such Certificate prior to the Effective Time, together with any dividends or distributions with respect to any such shares of capital stock of Parent constituting Merger Consideration for which the record date is after the Effective Time. Subject to the effect of applicable laws, following surrender of any such Certificate, Parent shall deliver to the Stockholders' Representative, for the benefit of such Person, the portion of the Merger Consideration issued in exchange therefor, without interest, together with (x) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of any class of capital stock of Parent constituting Merger Consideration and (y) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of capital stock of Parent constituting Merger Consideration.

               (c) No dividends or other distributions declared or made after the Effective Time with respect to shares of any class of capital stock of Parent constituting Merger Consideration with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate, or to the Stockholders' Representative for the benefit of such holder, with respect to the applicable shares of capital stock of Parent constituting Merger

     Consideration represented thereby until the holder of record of such Certificate, or the Stockholders' Representative on behalf of such holder, shall surrender such Certificate.

               (d)  All shares of capital stock of Parent
     constituting Merger Consideration issued or issuable upon the surrender for exchange of Certificates in accordance with the terms of this Article IV shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or Parent for any reason, they shall be canceled and exchanged as provided in this Article IV.

               (e)  Neither Parent nor the Company shall be
     liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

               (f) If any Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and the delivery to Parent of an indemnification agreement and bond satisfactory to Parent, will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration (and any dividend or distribution with respect thereto pursuant to
     Section 4.04(b)) issuable or deliverable in respect thereof as determined in accordance with the terms of this Agreement.

               (g)  No certificates or scrip representing
     fractional shares of capital stock of Parent shall be issued to any Stockholder (or to the Stockholders' Representative for the benefit of a Stockholder) upon the surrender for exchange of certificates of Company Common Stock, the number of shares of each class of capital stock of Parent to be issued pursuant to the Merger to each Stockholder (after consolidating all Certificates to be surrendered by such Stockholder) being rounded up or down, as the case may be, to the nearest whole share (with one-half of a share being rounded to the next highest number).

               (h) At the Closing, Parent shall, on behalf of the Stockholders, deposit into escrow, in accordance with the terms of the Escrow Agreement, an aggregate number of shares of Parent Series F Preferred Stock and/or Parent Common Stock (collectively, the "Escrowed Shares"), as determined by Parent taking into consideration the Estimated Adjustment Amount, which together shall have a value (based on the Series F Valuation Number and the Common Valuation Number) of $3,926,918. The allocation among Stockholders of such shares of Parent Series F Preferred Stock and, if applicable, Parent Common Stock, shall be determined pursuant to Section 4.04(i).

               (i) The Principal Stockholder shall be entitled to determine the allocation, as among the Stockholders, of the shares of Parent Series F Preferred Stock and, if applicable, Parent Common Stock that are to be deposited into escrow pursuant to the Escrow Agreement, and unless otherwise specified shall be deemed to have determined that all such shares shall be from among those issuable to the Principal Stockholder.

               SECTION 4.05.  Reconciliation of Adjustment
     Amount; Adjustment of Merger Consideration.  (a) Within
     90 days after the Closing Date, Parent shall prepare and deliver to the Stockholders' Representative, a statement (the "Statement") setting forth Parent's determination of the Adjustment Amount, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or Capital Expenditure Excess and the Severance and Incentive Liabilities, in each case of the Company, and the calculation of the Series F Share Number and the Parent Common Share Number in accordance with Section 4.02. During the 30-day period following delivery of the Statement to the Stockholders' Representative and his representatives, Parent shall provide the Stockholders' Representative and his Representatives with access during normal business hours to any books, records, working papers or other information reasonably necessary or useful in the preparation of the Statement and the calculation of the Adjustment Amount to enable the Stockholders' Representative or his Representatives (as defined in Section 5.01 of the Supplemental Agreement) to verify the accuracy of the Statement. The Statement shall become final and binding upon all parties hereto on the thirtieth day following delivery thereof to the Stockholders' Representative unless the Stockholders' Representative gives written notice of disagreement with the Statement (a "Notice of Disagreement") to Parent prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and relate solely to the preparation of the Statement and the calculation of the Adjustment Amount, the Series F Share Number and the Parent Common Share Number, in each case in accordance with
     Section 4.02.

               (b) If a Notice of Disagreement is received by Parent in a timely manner, then the Statement (as revised in accordance with clause (c) or (d) below) shall become final and binding upon the parties hereto on the earlier of
     (i) the date the Stockholders' Representative and Parent resolve in writing any differences they may have with respect to any matter specified in the Notice of Disagreement or (ii) the date any disputed matters are finally resolved in writing by the Arbitrator (as defined below). During the 30-day period following the delivery of a Notice of Disagreement, Parent and the Stockholders' Representative shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in the Notice of Disagreement and each shall provide the other (and their respective representatives) with reasonable access to any books, records, working papers or other information reasonably necessary or useful in the preparation or calculation of
     (u) the Estimated Adjustment Amount, including Estimated Closing Indebtedness and Other Liabilities, the Estimated Working Capital Deficit or Balance, the Estimated Capital Expenditure Deficiency or Excess and the Estimated Severance Incentive Liabilities, in each case of the Company, (v) the Adjustment Amount, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or Capital Expenditure Excess and the Severance and Incentive Liabilities, in each case of the Company, (w) the Series F Share Number and the Parent Common Share Number, (x) the Statement, (y) any Notice of Disagreement or (z) otherwise with respect to any thereof. At the end of such 30-day period if there has been no resolution of the matters specified in the Notice of Disagreement, Parent and the Stockholders' Representative shall submit to an arbitrator (the "Arbitrator") for review and resolution any and all matters arising under this Section which remain in dispute. The Arbitrator shall be Price Waterhouse, or if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by Parent and the Stockholders' Representative in writing. The Arbitrator shall render a written decision resolving the matters submitted to the Arbitrator within 30 days following submission thereto. The cost of any arbitration (including the fees of the Arbitrator) pursuant to this Section shall be borne 50% by Parent and 50% by the Stockholders.

               (c) If the Adjustment Amount is higher or lower than the Estimated Adjustment Amount, the Series F Share Number and the Parent Common Share Number shall be finally adjusted pursuant to Section 4.02. If the Series F Share Number or the Parent Common Share Number, in each case as so finally adjusted, is greater than the Estimated Series F Share Number or the Estimated Parent Common Share Number, respectively, Parent shall, within 15 days after the Statement becomes final and binding upon the parties, issue and deliver to the Stockholders' Representative, for the benefit of the Stockholders, an aggregate number of shares, rounded to the nearest whole share, of Series F Preferred Stock and an aggregate number of shares, rounded to the nearest whole share, of Parent Common Stock (collectively, the "Additional Parent Shares") (in each case with one-half of a share being rounded to the next highest number) equal to (i) the excess of the Series F Share Number as so finally determined, over the Estimated Series F Share Number and
     (ii) the excess of the Parent Common Share Number as so finally determined, over the Estimated Parent Common Share Number. The Additional Parent Shares shall be allocated to each Stockholder pro rata on the basis of the ratio (the "Allocation Ratios") that (x) with respect to additional shares of Parent Series F Preferred Stock, (i) the number of shares of Parent Series F Preferred Stock issued and delivered to such Stockholder at the Closing with respect to such Stockholder's shares of Company Common Stock bears to
     (ii) the total number of shares of Parent Series F Preferred Stock issued and delivered to all the Stockholders at the Closing and (y) with respect to additional shares of Parent Common Stock (i) the number of shares of Parent Common Stock issued and delivered to such Stockholder at the Closing with respect to such Stockholder's shares of Company Common Stock bears to (ii) the total number of Parent Common Stock issued and delivered to all Stockholders at the Closing.

               (d) If the Series F Share Number or the Parent Common Share Number, in each case as so finally adjusted, is less than the Estimated Series F Share Number or the Estimated Parent Common Share Number, respectively, Parent shall be entitled to receive, within 15 days after the

     Statement becomes final and binding upon the parties, an aggregate number of shares, rounded to the nearest whole share, of Parent Series F Preferred Stock, and an aggregate number of shares, rounded to the nearest whole share, of Parent Common Stock (collectively, the "Returned Parent Shares") (in each case with one-half of a share being rounded to the next highest number), equal to (i) the excess of the Estimated Series F Share Number over the Series F Share Number as so finally determined and (ii) the excess of the Estimated Parent Common Share Number over the Parent Common Share Number as so finally determined. The number of Returned Parent Shares to be returned to Parent by each Stockholder shall be calculated pro rata on the basis of the Allocation Ratios. The obligation to deliver Returned Parent Shares shall be satisfied, first, out of the Escrowed Shares, and second, out of other shares held by the Stockholders.

               SECTION 4.06. Participation Rights and Additional Adjustments; Adjustments to Threshold. (a) Without limiting the conditions precedent to the obligations of the Company and the Principal Stockholder hereunder, in the event that (i) Parent makes a distribution of the type that would require a distribution to holders of Parent Preferred Stock pursuant to Section 2.3 or 3.7 of the Parent Series E Certificate or the Parent Series F Certificate (a "Distribution"), and (ii) the record date or (if there shall not be a record date) effective date for the Distribution shall occur on or after the date hereof and prior to the Effective Time, Parent shall, at the Effective Time (or if the date for payment of the Distribution is after the Effective Time, on the date of payment) pay to the Persons who become record holders of Parent Stock at the Effective Time the amounts and kinds of assets or capital stock or other securities that such Persons would have been entitled to receive had such Persons been record holders of such Parent Stock on the relevant record date or effective date for the Distribution (taking into account (and giving effect to) any right of election set forth in such Sections).

               (b) Without limiting the conditions precedent to the obligations of the Company and the Principal Stockholder hereunder, the Parent Common Share Number shall be adjusted from time to time after the date hereof and prior to the Effective Time for events described in paragraphs 3.6 and
     3.7 of the Parent Series E Certificate and Parent Series F Certificate as if (i) the references therein to the term "Conversion Rate" were instead references to the Common

     Share Number as in effect at the time (provided that the Conversion Price shall be appropriately adjusted by the parties) and (ii) the references therein to "Series E Stock" and "Series F Stock" were instead to Company Common Stock (taking into account (and giving effect to) any right of election set forth in such Section, including any right of election that would give such holders a right to receive a distribution (which distribution shall be treated as a Distribution for purposes of Section 4.06(a) hereof).

               (c) The Threshold shall be reduced in the event the Principal Stockholder designates as Excluded Assets any System or Systems (or portions thereof) owned by the Company or its subsidiaries as of the date of this Agreement pursuant to Section 5.25 of the Supplemental Agreement by an amount equal to the Excluded Systems Amount. The "Excluded Systems Amount" shall equal 13.5 multiplied by the aggregate amount of operating cash flow of the Company or its subsidiaries for the fiscal year immediately preceding the Effective Time that is attributable to each System (or portion thereof) so designated (it being understood that such operating cash flow shall be as so determined in preparing the Company's audited financial statements for such fiscal year).

               SECTION 4.07. Stockholders' Representative. Each holder of Company Common Stock, by approval of the Merger by the requisite vote of the Stockholders, designates Philip Dropkin or such other Person as designated by the Principal Stockholder to be the representative of each such Stockholder (the "Stockholders' Representative") for purposes of this Agreement.



                               ARTICLE V

                         Conditions Precedent

               The respective obligation of each party to effect the Merger and the other transactions contemplated hereby is subject to the satisfaction or waiver (by the parties for whose benefit the condition is imposed) on or prior to the Closing Date of the conditions set forth in Article VI of the Supplemental Agreement.


                              ARTICLE VI

                   Termination, Amendment and Waiver

               The Merger Agreement may be terminated or amended or the parties may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties contained in or in any document delivered pursuant to this Agreement or waive compliance with any of the agreements or conditions contained in this Agreement, in each case as provided in Article VIII of the Supplemental Agreement.


                              ARTICLE VII

                             Governing Law

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof, except to the extent that the laws of the State of Delaware are mandatorily applicable to the Merger.

               IN WITNESS WHEREOF, the Company, the Principal Stockholder, Parent and Sub have caused this Agreement to be signed by their respective duly authorized officers (or, in the case of the Principal Stockholder, has signed this Agreement), all as of the date first written above.


                              CABLEVISION INDUSTRIES CORPORATION,

                                by /s/
                                  --------------------------
                                  Name:
                                  Title:




                              /s/ Alan Gerry
                              ------------------------------
                                  Alan Gerry


                              TIME WARNER INC.,

                                by /s/
                                  --------------------------
                                  Name:
                                  Title:


                              TW CVI ACQUISITION CORP.,

                                by /s/
                                  --------------------------
                                  Name:
                                  Title: